Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Marten Transport, Ltd. (the “Company”) on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best knowledge of the undersigned:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Marten Transport, Ltd. and will be retained by Marten Transport, Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: May 6, 2003	/s/ Randolph L. Marten
Randolph L. Marten
President

/s/ Darrell D. Rubel
Darrell D. Rubel
Executive Vice President and Treasurer (Chief Financial Officer)